                                                                    Exhibit 21.1

                 COMPANIES IN WHICH AT&T WIRELESS SERVICES, INC.
                                OWNS 100% DIRECT
                              AS OF MARCH 14, 2002


--------------------------------------------------------------------------------------------
                    ENTITY NAME                       PERCENTAGE         JURISDICTION
--------------------------------------------------------------------------------------------
AT&T Cellular Private Limited                             100              Mauritius
--------------------------------------------------------------------------------------------
AT&T Cellular Services, Inc.                              100              Delaware
--------------------------------------------------------------------------------------------
AT&T Milwaukee JV, Inc.                                   100              Delaware
--------------------------------------------------------------------------------------------
AT&T Wireless Acquisition I, Inc.                         100              Delaware
--------------------------------------------------------------------------------------------
AT&T Wireless Asset Management, LLC                       100              Delaware
--------------------------------------------------------------------------------------------
AT&T Wireless Flight Operations, Inc.                     100             Washington
--------------------------------------------------------------------------------------------
AT&T Wireless IDGAR, LLC                                  100              Delaware
--------------------------------------------------------------------------------------------
AT&T Wireless Interests, Inc.                             100              Delaware
--------------------------------------------------------------------------------------------
AT&T Wireless Investments, Inc.                           100              Delaware
--------------------------------------------------------------------------------------------
AT&T Wireless Mobile Multimedia Services, LLC             100               Nevada
--------------------------------------------------------------------------------------------
AT&T Wireless of Santa Barbara, LLC                       100              Delaware
--------------------------------------------------------------------------------------------
AT&T Wireless PCS, LLC                                    100              Delaware
--------------------------------------------------------------------------------------------
AT&T Wireless Services JV Co.                             100              Delaware
--------------------------------------------------------------------------------------------
AT&T Wireless Services NewCom JV, Inc.                    100              Delaware
--------------------------------------------------------------------------------------------
AT&T Wireless Services of Alaska, Inc.                    100               Alaska
--------------------------------------------------------------------------------------------
AT&T Wireless Services of California, LLC                 100              Delaware
--------------------------------------------------------------------------------------------
AT&T Wireless Services of Colombia, Inc.                  100           Virgin Islands
--------------------------------------------------------------------------------------------
AT&T Wireless Services of Colorado, LLC                   100              Delaware
--------------------------------------------------------------------------------------------
AT&T Wireless Services of Connecticut, Inc.               100               Nevada
--------------------------------------------------------------------------------------------
AT&T Wireless Services of Florida, Inc.                   100               Florida
--------------------------------------------------------------------------------------------
AT&T Wireless Services of Hawaii, Inc.                    100              Wisconsin
--------------------------------------------------------------------------------------------
AT&T Wireless Services of Idaho, Inc.                     100                Idaho
--------------------------------------------------------------------------------------------
AT&T Wireless Services of Minnesota, Inc.                 100               Nevada
--------------------------------------------------------------------------------------------
AT&T Wireless Services of Nevada, Inc.                    100               Nevada
--------------------------------------------------------------------------------------------
AT&T Wireless Services of New Jersey, Inc.                100             New Jersey
--------------------------------------------------------------------------------------------
AT&T Wireless Services of Oregon, Inc.                    100               Nevada
--------------------------------------------------------------------------------------------
AT&T Wireless Services of San Antonio, Inc.               100                Texas
--------------------------------------------------------------------------------------------
AT&T Wireless Services of Taiwan, Inc.                    100       British Virgin Islands
--------------------------------------------------------------------------------------------
AT&T Wireless Services of Tulsa, Inc.                     100               Nevada
--------------------------------------------------------------------------------------------
AT&T Wireless Services of Utah, Inc.                      100               Nevada
--------------------------------------------------------------------------------------------
AT&T Wireless Services of Washington, LLC                 100               Oregon
--------------------------------------------------------------------------------------------
AT&T Wireless Services Purchasing Company, LP             100              Delaware
--------------------------------------------------------------------------------------------
AT&T Wireless Services Texas LP, Inc.                     100              Delaware
--------------------------------------------------------------------------------------------
ATG I, Inc.                                               100              Delaware
--------------------------------------------------------------------------------------------
ATG II, Inc.                                              100              Delaware
--------------------------------------------------------------------------------------------

                 COMPANIES IN WHICH AT&T WIRELESS SERVICES, INC.
                                OWNS 100% DIRECT
                              AS OF MARCH 14, 2002

--------------------------------------------------------------------------------------------
                    ENTITY NAME                       PERCENTAGE         JURISDICTION
--------------------------------------------------------------------------------------------
AWG, LLC                                                  100              Delaware
--------------------------------------------------------------------------------------------
AWS National Accounts, LLC                                100              Delaware
--------------------------------------------------------------------------------------------
AWS Caribbean Holdings, Inc.                              100              St. Lucia
--------------------------------------------------------------------------------------------
AWS Caribbean Services, Inc.                              100              Delaware
--------------------------------------------------------------------------------------------
AWS National Accounts, LLC                                100              Delaware
--------------------------------------------------------------------------------------------
Cellular Long Distance Company (DE)                       100              Delaware
--------------------------------------------------------------------------------------------
Cellular Mobile Systems of Texas, Inc.                    100                Texas
--------------------------------------------------------------------------------------------
Cellular Services, Inc.                                   100               Nevada
--------------------------------------------------------------------------------------------
Cellular Services of Buffalo, Inc.                        100              Delaware
--------------------------------------------------------------------------------------------
Continental InterCell, Inc.                               100              Delaware
--------------------------------------------------------------------------------------------
Far East Investment Company Inc.                          100              Colorado
--------------------------------------------------------------------------------------------
Global Signaling Network, Inc.                            100               Nevada
--------------------------------------------------------------------------------------------
Grand Pastures Limited                                    100              Delaware
--------------------------------------------------------------------------------------------
Indiana Lending, LLC                                      100              Delaware
--------------------------------------------------------------------------------------------
Longview Cellular, Inc.                                   100              Delaware
--------------------------------------------------------------------------------------------
LTF, Inc.                                                 100               Nevada
--------------------------------------------------------------------------------------------
MC Cellular Corporation                                   100              Delaware
--------------------------------------------------------------------------------------------
McCaw Cellular Communications, Inc.                       100              Delaware
--------------------------------------------------------------------------------------------
McCaw Cellular Communications of San Francisco/San        100             California
Jose, Inc.
--------------------------------------------------------------------------------------------
McCaw Cellular Communications of Texas, Inc.              100                Texas
--------------------------------------------------------------------------------------------
McCaw Cellular Interests, Inc.                            100             Washington
--------------------------------------------------------------------------------------------
McCaw Communications of Johnstown, Inc.                   100            Pennsylvania
--------------------------------------------------------------------------------------------
McCaw Communications of Pittsburgh, Inc.                  100            Pennsylvania
--------------------------------------------------------------------------------------------
McCaw Communications of Salem, Inc.                       100               Oregon
--------------------------------------------------------------------------------------------
McCaw Communications of Texarkana, Inc.                   100              Arkansas
--------------------------------------------------------------------------------------------
McCaw Communications of Texas, Inc.                       100                Texas
--------------------------------------------------------------------------------------------
McCaw Communications of the Pacific, Inc.                 100             California
--------------------------------------------------------------------------------------------
McCaw Communications of Wheeling, Inc.                    100            West Virginia
--------------------------------------------------------------------------------------------
McLang Cellular, Inc.                                     100              Delaware
--------------------------------------------------------------------------------------------
Media One Far East Telecom, Inc.                          100              Delaware
--------------------------------------------------------------------------------------------
Media One India BV                                        100             Netherlands
--------------------------------------------------------------------------------------------
Media One International I BV                              100             Netherlands
--------------------------------------------------------------------------------------------
Media One International II BV                             100             Netherlands
--------------------------------------------------------------------------------------------

                 COMPANIES IN WHICH AT&T WIRELESS SERVICES, INC.
                                OWNS 100% DIRECT
                              AS OF MARCH 14, 2002

--------------------------------------------------------------------------------------------
                    ENTITY NAME                       PERCENTAGE         JURISDICTION
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
MFC, Inc.                                                 100              Virginia
--------------------------------------------------------------------------------------------
MMJ, Inc.                                                 100              Delaware
--------------------------------------------------------------------------------------------
MMM Holdings, Inc.                                        100              Delaware
--------------------------------------------------------------------------------------------
Monroe Cellular, Inc.                                     100              Louisiana
--------------------------------------------------------------------------------------------
Nevada County Cellular Corporation                        100             California
--------------------------------------------------------------------------------------------
NJ-2 Cellular, Inc.                                       100             New Jersey
--------------------------------------------------------------------------------------------
North American Cellular Network, Inc.                     100              Delaware
--------------------------------------------------------------------------------------------
OK-3 Cellular, Inc.                                       100              Oklahoma
--------------------------------------------------------------------------------------------
OK-5 Cellular, Inc.                                       100                Texas
--------------------------------------------------------------------------------------------
Pine Bluff Cellular Services, Inc.                        100              Arkansas
--------------------------------------------------------------------------------------------
Santa Barbara Cellular, Inc.                              100             California
--------------------------------------------------------------------------------------------
Taiwan Investment Holdings, Inc.                          100       British Virgin Islands
--------------------------------------------------------------------------------------------
TeleCorp Wireless, Inc.                                   100              Delaware
--------------------------------------------------------------------------------------------
Tritel, Inc.                                              100              Delaware
--------------------------------------------------------------------------------------------
Visalia Cellular Telephone Company                        100              Delaware
--------------------------------------------------------------------------------------------
Winston, Inc.                                             100              Delaware
--------------------------------------------------------------------------------------------